                                                                 EXHIBIT (10)(p)


1
                                FIRST AMENDMENT

         FIRST AMENDMENT, dated as of December __, 1999 (this "Amendment"), to the $1,500,000,000 Competitive Advance and Revolving Credit Facility, dated as of January 4, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DELPHI AUTOMOTIVE SYSTEMS CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), BANK OF AMERICA, NATIONAL ASSOCIATION, CITIBANK, N.A., DEUTSCHE BANK AG NEW YORK BRANCH, BARCLAYS BANK PLC and BANQUE NATIONALE DE PARIS, as syndication agents (collectively, the "Syndication Agents"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and

         WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         .    Defined Terms. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

         .    Amendment to Subsection 1.1. (a) Deletion of Definitions.
Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Change of Control" contained therein.

         (b) Addition of Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following defined terms:

              "'Cost of Funds': the rate of interest per annum maintained by the Swing Line Lender that has advanced or is owed the relevant amount as the rate of interest reasonably determined by such Swing Line Lender to reflect the cost of funds in respect of which such determination is made.

              'Dollar Equivalent': with respect to an amount of Euro on any date, the amount of Dollars that may be purchased with such amount of Euro at the Spot Exchange Rate on such date.

2


              'EMU Legislation': legislative measures of the European Council (including without limitation European Council regulations) for the introduction of, changeover to or operation of the Euro.

              'Euro' and ": the single currency of Participating Member States introduced in accordance with the provisions of Article 109(1)4 of the Treaty and, in respect of all payments to be made under this Agreement in Euro, means immediately available, freely transferable funds.

              'Euro Cost of Funds Loan': Loans the rate of interest applicable to which is based upon the Cost of Funds.

              'Participating Member State': each state as described in any EMU Legislation.

              'Spot Exchange Rate': at any date of determination thereof, the spot rate of exchange in London that appears on the display page applicable to Euro on the Reuters System (or such other page as may replace such page on such service for the purpose of displaying the spot rate of exchange in London) for the conversion of Euro into Dollars; provided that if there shall at any time no longer exist such a page on such service, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Administrative Agent and if no such similar rate publishing service is available, by reference to the published rate of the Administrative Agent in effect at such date for similar commercial transactions.

              'Treaty': the Treaty establishing the European Economic Community, being the Treaty of Rome of March 25, 1957 as amended by the Single European Act 1987 and the Maastricht Treaty (the Treaty on European Union) (which was signed on February 7, 1992 and came into force on November 1, 1993) and as may, from time to time, be further amended, supplemented or otherwise modified."

         (c) Replacement of Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Business Day", "Revolving Extensions of Credit" and "Swing Line Commitment" contained therein and substituting in lieu thereof the following definitions:

         "'Business Day': a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market; provided, further, that when used in connection with a Euro Cost of Funds Loan, the term "Business Day" shall mean any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) (or, if such clearing system ceases to be operative, such other clearing system (if any) determined by the Administrative Agent to be a suitable replacement) is open for settlement of payment in Euro.

3

         'Revolving Extensions of Credit': as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender's Commitment Percentage of the L/C Obligations then outstanding, (c) such Lender's Commitment Percentage of the aggregate principal amount of Swing Line Loans denominated in Dollars then outstanding and (d) such Lender's Commitment Percentage of the Dollar Equivalent of the aggregate principal amount of Swing Line Loans denominated in Euro then outstanding.

         'Swing Line Commitment': the obligation of the Swing Line Lenders to make Swing Line Loans pursuant to subsection 2.4 in an aggregate principal amount for all Swing Line Loans of all Swing Line Lenders at any one time outstanding not to exceed $500,000,000."

         (d) Amendments to Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by inserting immediately after the reference to "ABR Loan" contained in clause (a) of the definition of "Interest Payment Date" the following: "or Euro Cost of Funds Loan".

         .    Amendment to Subsection 2.4(a). Subsection 2.4(a) of the Credit
Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection 2.4(a):

              "2.4 Swing Line Commitment. (a) Subject to the terms and conditions hereof, each Swing Line Lender agrees to make a portion of the credit otherwise available to the Borrower under the Commitments from time to time during the Commitment Period by making swing line loans in Dollars or Euro ("Swing Line Loans") to the Borrower; provided that (i) the sum of
    (x) the aggregate principal amount of Swing Line Loans denominated in Dollars and (y) the Dollar Equivalent of the aggregate principal amount of Swing Line Loans denominated in Euro, outstanding as at the date any Swing Line Loan is made shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with any Swing Line Lender's other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect) and
    (ii) the Borrower shall not request, and no Swing Line Lender shall make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Commitments would be less than zero; provided, further, that the Swing Line Lender shall not be required to make a Swing Line Loan to refinance an outstanding Swing Line Loan. During the Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be ABR Loans or Euro Cost of Funds Loans only."

         .    Amendment to Subsection 2.5. Subsection 2.5 of the Credit
Agreement is hereby amended by (i) deleting subsection 2.5(a) in its entirety and substituting in lieu thereof the following new subsection 2.5(a):

              "2.5 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans. (a) Whenever the Borrower desires that a Swing Line Lender make Swing Line Loans it shall give such Swing Line Lender irrevocable telephonic notice confirmed

4


    promptly in writing (which telephonic notice must be received by such Swing Line Lender not later than 1:00 P.M., New York City time, in the case of Swing Line Loans denominated in Dollars, and 2:00 P.M., London time, in the case of Swing Line Loans denominated in Euro (or such other time as the Administrative Agent and such Swing Line Lender may consent), on the proposed borrowing date), specifying (i) the amount and currency to be borrowed and (ii) the requested borrowing date (which shall be a Business Day during the Commitment Period). A copy of each such notice shall be promptly furnished by the Borrower to the Administrative Agent. Subject to subsection 3.5, each borrowing under the Swing Line Commitment shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof, in the case of Swing Line Loans denominated in Dollars, and 5,000,000 or a whole multiple of 1,000,000 in excess thereof, in the case of Swing Line Loans denominated in Euro. Not later than 3:00 P.M., New York City time, in the case of Swing Line Loans denominated in Dollars, and 4:00 P.M., London time, in the case of Swing Line Loans denominated in Euro, on the borrowing date specified in a notice in respect of Swing Line Loans, such Swing Line Lender shall make available to the Administrative Agent at its office specified in subsection 10.2 an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by such Swing Line Lender. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower on such Borrowing Date by crediting the account of the Borrower on the books of such office in immediately available funds.",

(ii) deleting the word "Each" in the first line of subsection 2.5(b) and substituting in lieu thereof the following: "Subject to subsection 2.5(g), each" and (iii) adding thereto the following new subsections 2.5(g) and (h):

         "(g) The Borrower hereby irrevocably and unconditionally authorizes each Swing Line Lender immediately prior to the time that any Swing Line Loan is to be refunded pursuant to subsection 2.5(b) or a participating interest is to be purchased pursuant to subsection 2.5(c) to convert into Dollars (at the actual exchange rate then available to it, provided that it shall use its reasonable best efforts to obtain a rate as least as favorable to the Borrower as the Spot Exchange Rate) all amounts then owing to it on account of any Swing Line Loan denominated in Euro. Such Swing Line Lender and each Lender hereby irrevocably and unconditionally agrees that (i) no Lender shall have any obligation to make any Revolving Credit Loans pursuant to subsection 2.5(b) or purchase any participating interests in Swing Line Loans pursuant to subsection 2.5(c) on account of such Euro-denominated Swing Line Loans until such time as such Swing Line Lender has effected the conversion described above and provided written notice to the Administrative Agent (which shall promptly forward such notice to the Lenders) of the amount of Dollars owing to it as a result of such conversion and (ii) from and after the date upon which such conversion is effected, the obligations of the Lenders under subsections 2.5(b) and (c) shall be satisfied only by the payment to such Swing Line Lender of such Lender's Commitment Percentage of the amount of Dollars so notified to the Administrative Agent.

         (h) Subject to the terms of this Agreement, the Borrower may, at any time and from time to time, prepay a Euro Cost of Funds Loan in Euro, other than with the proceeds of another Swing Line Loan."

5


         .    Amendment to Subsection 2.10. Subsection 2.10 of the Credit
Agreement is hereby amended by adding thereto the following new subsection 2.10(e):

         "(e) If, on any date on which the Lenders are obligated to make the Loans referred to in subsection 2.5(b) or purchase participating interests pursuant to subsection 2.5(c), the aggregate amount of such Loans or participating interests, as the case may be, is less than the amount of the related Swing Line Loans which are being refunded or in which participating interests are being purchased, as the case may be, because changes in currency exchange rates shall cause one or more of the Lenders to not have an Available Commitment, the Borrower shall on any such date repay such related Swing Line Loans by the amount of such difference."

         .    Amendment to Subsection 2.11. Subsection 2.11 of the Credit
Agreement is hereby amended by (i) inserting at the end of subsection 2.11(b) the following:

         "Each Euro Cost of Funds Loan shall bear interest at a rate per annum equal to the Cost of Funds for such Borrowing plus the Applicable Margin."

and (ii) deleting subsection 2.11(e) in its entirety and substituting in lieu thereof the following new subsection 2.11(e):

              "(e) The "Applicable Margin" with respect to each Type of Revolving Credit Loan at any date and with respect to each Euro Cost of Funds Loan shall be the applicable percentage amount set forth in the table below based upon the Utilization and Status on such date:

--------------------------------------------------------------------------------------------------------
                                Level I       Level II       Level III       Level IV        Level V
                                 Status        Status          Status         Status         Status
                                 ------        ------          ------         ------         ------
--------------------------------------------------------------------------------------------------------
If Utilization is less than
33%:
--------------------------------------------------------------------------------------------------------
  Eurodollar Loans              0.3000%        0.3500%        0.4500%         0.8000%        0.9500%
--------------------------------------------------------------------------------------------------------
  Euro Cost of Funds            0.3000%        0.3500%        0.4500%         0.8000%        0.9500%
Loans
--------------------------------------------------------------------------------------------------------
  ABR Loans                          0%             0%             0%              0%             0%
--------------------------------------------------------------------------------------------------------
If Utilization is equal to
or greater than 33%:
--------------------------------------------------------------------------------------------------------
  Eurodollar Loans              0.4250%        0.4750%        0.5750%         0.8000%        0.9500%
--------------------------------------------------------------------------------------------------------
  Euro Cost of Funds            0.4250%        0.4750%        0.5750%         0.8000%        0.9500%
Loans
--------------------------------------------------------------------------------------------------------
  ABR Loans                          0%             0%             0%              0%            0%"
--------------------------------------------------------------------------------------------------------

         .    Amendment to Subsection 2.15(b). Subsection 2.15(b) of the Credit
Agreement is hereby amended by (i) inserting after the words "New York City time," in the third line thereof the following: "or, in the case of Euro Cost of Funds Loans, 2:00 P.M., London time,", (ii) inserting after the time "12:00 Noon" in the sixth line thereof the following: ", New York City time, or 2:00 P.M. London time, as the case may be," and (iii) inserting after the words "Eurodollar Loan" each time they appear therein the words "or Euro Cost of Funds Loan".

6


         .    Amendment to Subsection 2.16. Subsection 2.16 of the Credit
Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection 2.16:

                   "2.16 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans or Euro Cost of Funds Loans as contemplated by this Agreement, such Lender shall give notice thereof to the Administrative Agent and the Borrower describing the relevant provisions of such Requirement of Law (and, if the Borrower shall so request, provide the Borrower with a memorandum or opinion of counsel of recognized standing (as selected by such Lender) as to such illegality), following which (a) the commitment of such Lender hereunder to make Eurodollar Loans or Euro Cost of Funds Loans, continue Eurodollar Loans or Euro Cost of Funds Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be canceled, (b) such Lender's Loans then outstanding as Eurodollar Loans (including, without limitation, such Lender's Eurodollar Competitive Loans in the case of clause (ii) below), if any, shall be converted automatically to ABR Loans (i) on the respective last days of the then current Interest Periods with respect to such Loans or (ii) within such earlier period as required by law and (c) such Lender's Loans then outstanding as Euro Cost of Funds Loans shall, at the Borrower's option, either be due and payable in full or shall be converted into Dollars at the Spot Exchange Rate and shall be deemed to be made as a Swing Line Loan denominated in Dollars. If any such conversion or repayment of a Eurodollar Loan or a Euro Cost of Funds Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.19."

         .    Amendment to Subsection 2.19. Subsection 2.19 of the Credit
Agreement is hereby amended by inserting immediately after the words "Eurodollar Loans" in the eighth line thereof the following: ", Euro Cost of Funds Loans".

         .    Amendment to Section 8. Section 8 of the Credit Agreement is
hereby amended by deleting clause (j) therefrom.

         .    Amendment to Subsection 8(e). Subsection 8(e) of the Credit
Agreement is hereby amended by (i) deleting the amount "$10,000,000" where it appears in the second line thereof and substituting in lieu thereof the amount "$25,000,000" and (ii) deleting the amount "$10,000,000" where it appears in the third line thereof and substituting in lieu thereof the amount "$25,000,000".

         .    Amendment to Subsection 8(f). Subsection 8(f) of the Credit
Agreement is hereby amended by deleting the amount "$20,000,000" where it appears in the third line thereof and substituting in lieu thereof the amount "$25,000,000".

7


         .    Amendment to Subsection 10.2. Subsection 10.2 of the Credit
Agreement is hereby amended by adding thereto immediately after the first address for the Administrative Agent the following information:

         "and in the case of
         Swing Line Loans
         denominated in Euro:               The Chase Manhattan Bank
                                            Trinity Tower
                                            9 Thomas Moore Street
                                            London, EY91T
                                            Attention:  Steven Hurford
                                            Telecopy:  011-44-171-777-2367
                                            Telephone:  011-44-171-777-2347"

         .    Conditions to Effectiveness. The amendments provided for herein shall become effective as of the date hereof upon the receipt by the Administrative Agent of (i) counterparts of this Amendment duly executed and delivered by the Borrower, the Majority Lenders and each of the Swing Line Lenders and (ii) resolutions of the Borrower in form and substance satisfactory to the Administrative Agent authorizing the execution and delivery of this Amendment and the borrowing of Euro Cost of Funds Loans.

              .    Representations and Warranties. The Borrower as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates that each of the representations and warranties made by it in or pursuant to Section 3 of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

         .    Payment of Expenses. The Borrower agrees to pay or reimburse the
Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         .    Reference to and Effect on the Credit Agreement; Limited Effect.
On and after the date hereof and the satisfaction of the conditions contained in paragraph 14 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provisions of the Credit Agreement. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

8


         .    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

         .    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                  DELPHI AUTOMOTIVE SYSTEMS
                                  CORPORATION



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  THE CHASE MANHATTAN BANK, as
                                  Administrative Agent and as a Lender



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BANK OF AMERICA, NATIONAL
                                  ASSOCIATION, as Syndication Agent and Lender



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  CITIBANK, N.A., as Syndication Agent and
                                  Lender



                                  By
                                     --------------------------
                                  Name:
                                  Title:


                                  DEUTSCHE BANK AG
                                  NEW YORK BRANCH, as Syndication Agent



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  DEUTSCHE BANK AG
                                  NEW YORK BRANCH AND/OR CAYMAN
                                  ISLANDS BRANCH, as Lender



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BARCLAYS BANK PLC, as Syndication Agent
                                  and Lender



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BANQUE NATIONALE DE PARIS, as
                                  Syndication Agent and Lender



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  AUSTRALIA AND NEW ZEALAND BANKING
                                  GROUP LIMITED



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BANCA COMMERCIALE ITALIANA - NEW YORK
                                  BRANCH



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BANCA DI ROMA



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BANKBOSTON, N.A.



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BANK OF MONTREAL



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  THE BANK OF NEW YORK



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  THE BANK OF NOVA SCOTIA



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BANK OF TOKYO - MITSUIBISHI TRUST
                                  COMPANY



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BAYERISCHE LANDESBANK
                                  GIROZENTRALE
                                  CAYMAN ISLANDS BRANCH



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  CIBC INC.



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                  L'UNION EUROPEENNE
                                  (NEW YORK BRANCH)



                                   By:
                                     --------------------------
                                   Name:
                                   Title:



                                   By:
                                     --------------------------
                                   Name:
                                   Title:


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                  L'UNION EUROPEENNE
                                  (PARIS HEAD OFFICE)



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  COMERICA BANK



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  COMMERZBANK AG
                                  NEW YORK AND GRAND CAYMAN
                                  BRANCHES



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  CREDIT AGRICOLE INDOSUEZ



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  CREDIT LYONNAIS, CHICAGO BRANCH



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  DAI ICHI KANGYO BANK LTD.



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  DG BANK DEUTSCHE
                                  GENOSSENSCHAFTSBANK AG



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  DRESDNER BANK AG NEW YORK AND GRAND CAYMAN
                                  BRANCHES



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BANK ONE, NA (ILLINOIS)



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  FIRST UNION NATIONAL BANK



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  FORTIS (USA) FINANCE LLC



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  BAYERISCHE HYPO- UND VEREINSBANK AG



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  THE INDUSTRIAL BANK OF JAPAN,
                                  LIMITED, NEW YORK BRANCH



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  KBC BANK N.B.



                                  By:
                                     --------------------------
                                  Name:
                                  Title:



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  KEYBANK NATIONAL ASSOCIATION



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  HSBC BANK USA



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  HSBC BANK PLC



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  NATIONAL WESTMINSTER BANK PLC
                                  NEW YORK BRANCH



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  NATIONAL WESTMINSTER BANK PLC
                                  NASSAU BRANCH



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  THE NORTHERN TRUST COMPANY



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  SANPAOLO IMI



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  THE SANWA BANK, LTD
                                  NEW YORK BRANCH



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  SOCIETE GENERALE



                                  By:
                                     --------------------------
                                  Name:
                                  Title:


                                  TORONTO DOMINION (TEXAS), INC.



                                  By:
                                     --------------------------
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                                  WESTPAC BANKING CORPORATION



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